Exhibit 99.1


                                 AMENDMENT NO. 2


            AMENDMENT NO. 2 dated as of July 14, 2008 ("Amendment No. 2") to the Amended and Restated Credit Agreement, dated as of November 23, 2004 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), among IOWA TELECOMMUNICATIONS SERVICES, INC. (the "Borrower"), the lenders party thereto (the "Lenders") and RURAL TELEPHONE FINANCE COOPERATIVE, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent").


            The Borrower has requested that the requisite lenders make certain modifications to the Credit Agreement as described herein and, in that connection, the Administrative Agent has been granted authority by the requisite lenders to execute and deliver this Amendment on behalf of the Lenders. The Borrower and the Administrative Agent pursuant to authority granted by, and having obtained all necessary consents of, the requisite lenders, wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:


            Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.


            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:


            2.01 References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.


            2.02 Amendments to Section 1.01. The definition of "Applicable Revolving Reduction Amount" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows, and a new definition of "Acquired Joint Venture" shall be inserted in the appropriate alphabetical location to read as follows:


            "Acquired Indebtedness" has the meaning assigned to such term in
Section 6.01(ix).


            "Acquired Joint Venture" means any Subsidiary of the Borrower in which the Borrower acquires an interest on or after the date of this Agreement for as long as it is not a Wholly Owned Subsidiary.


                                Amendment No. 2
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                                     - 2 -

            "Applicable Revolving Reduction Amount" means, for any fiscal year, the cumulative reductions, if positive, of Revolving Loans from the Pro Forma Revolving Amount through the last day of such fiscal year. Such cumulative reduction shall be determined by formula as follows:


            (a) for the fiscal year ending December 31, 2005, the sum of (i) the Pro Forma Revolving Amount minus (ii) the aggregate amount of Revolving Loans outstanding on the close of business on December 31, 2005,


            (b) for any subsequent fiscal year through the fiscal year ending December 31, 2007, the sum of (i) the amount referred to in the foregoing subclause (a)(i) minus the sum of the Applicable Revolving Reduction Amounts for each fiscal year preceding such subsequent fiscal year minus
      (ii) the aggregate amount of Revolving Loans outstanding on the close of business on the last day of such subsequent fiscal year,


            (c) for the fiscal year ending December 31, 2008, the sum of (i) $18,000,000 plus the amount of any borrowing of Revolving Loans incurred during such fiscal year and identified pursuant to Section 5.01(c) as having been applied to finance Permitted Acquisitions minus (ii) the aggregate amount of Revolving Loans outstanding on the close of business on December 31, 2008, and


            (d) for any subsequent fiscal year, the sum of (i) the amount referred to in the foregoing subclause (c)(i) plus the amount of any borrowing of Revolving Loans incurred during such fiscal year and identified pursuant to Section 5.01(c) as having been applied to finance Permitted Acquisitions minus the sum of the Applicable Revolving Reduction Amounts for each fiscal year from and after the fiscal year ended December 31, 2008 preceding such subsequent fiscal year minus (ii) the aggregate amount of Revolving Loans outstanding on the close of business on the last day of such subsequent fiscal year.


            2.03 Amendment to Section 5.12 of the Credit Agreement. Section 5.12 of the Credit Agreement shall be amended by inserting the phrase "other than with respect to any Acquired Joint Venture," immediately preceding the words "the Borrower" in clause (a) thereof and the parenthetical "(other than any Acquired Joint Venture)" immediately following the words "any Subsidiary" in the last paragraph thereof.


            2.04 Amendment to Section 5.13 of the Credit Agreement. Section 5.13 of the Credit Agreement shall be amended by inserting the parenthetical "(other than any Acquired Joint Venture)" immediately following the words "Subsidiary Loan Party" in clauses (a) and (b) thereof and immediately following the words "Subsidiary Loan Parties" in clause (b) thereof.


                                Amendment No. 2
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                                     - 3 -

            2.05 Amendment to Section 6.01 of the Credit Agreement. Section 6.01 of the Credit Agreement shall be amended by deleting the word "and" at the end of clause (vii) thereof, deleting the "." at the end of clause (viii) thereof and replacing it with "; and", and inserting the following clause (ix) at the end thereof:


            "(ix) Indebtedness of any Person that becomes a Subsidiary or is merged into the Borrower or a Subsidiary as part of an acquisition, merger or consolidation or amalgamation or other Investment not prohibited hereunder, which Indebtedness exists at the time of such acquisition, merger or consolidation, amalgamation or Investments and extensions, renewals, refinancings and replacements of any such Indebtedness (collectively, "Acquired Indebtedness"); provided that (A) such acquired Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary or with such merger (except to the extent such acquired Indebtedness refinanced other Indebtedness to facilitate such entity becoming a Subsidiary) and (B) the aggregate principal amount of Indebtedness permitted by this clause (ix) shall not exceed $20,000,000 as at any one time outstanding."


            2.06 Amendment to Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement shall be amended by inserting immediately following the words "Section 6.01(a)(viii)" the words "or (ix)".


            2.07 Amendment of Section 6.04 of the Credit Agreement. Section 6.04(f) of the Credit Agreement shall be amended by inserting immediately following the words "Permitted Acquisition" in the first line thereof, the words "(and Investments held by any Subsidiary acquired in a Permitted Acquisition on the date of such Permitted Acquisition)".


            2.08 Amendment of Section 6.08 of the Credit Agreement. Section 6.08(b) shall be amended by deleting the word "and" at the end of clause (iii) thereof, deleting the "." at the end of clause (iv) thereof and replacing it with "; and", and inserting the following clause (v) at the end thereof:


            "(v) payments of Acquired Indebtedness."


            2.09 Amendment of Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement shall be amended by deleting the word "and" immediately before the words "(vi) clause (a) of the foregoing" and inserting immediately following the words "for such types of agreements" in clause (vi) thereof the following:


"and (vii) the foregoing shall not apply to (A) agreements or other arrangements of any Acquired Joint Venture and any replacement or extension of any such agreement or arrangement, provided that such agreement or arrangement exists at the time such Acquired Joint Venture becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary or (B) Indebtedness permitted pursuant to Section 6.01(ix)".


                                Amendment No. 2
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                                     - 4 -

            Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent as of the date hereof prior to and after giving effect to this Amendment that (i) the representations and warranties set forth in Article III of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.


            Section 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Second Amendment Effective Date") on which the Administrative Agent has received duly executed and delivered counterparts of this Amendment from the Borrower and the Administrative Agent, and duly executed and delivered authorizations to the Administrative Agent from the Required Lenders.


            Section 5. Amendment Fee. On the Business Day following the Second Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Lender which shall have executed and delivered a signed authorization hereof to the Administrative Agent by 5:00 p.m. (New York City time) on July 14, 2008 (the "Consent Date"), an amendment fee in an amount equal to 0.075% of the sum of such Lender's Revolving Commitment and Term Loans outstanding on the Consent Date.


            Section 6. Confirmation of Guarantee and Security. Each of the Borrower and the Subsidiary Loan Parties hereby confirms that the obligations of the Borrower under the Credit Agreement as amended hereby shall be entitled to the benefits of their Guarantee set forth in the Subsidiary Guarantee Agreement in accordance with its terms, and each of the Borrower and the Subsidiary Loan Parties hereby confirms that the obligations of the Loan Parties under the Credit Agreement and the Subsidiary Guarantee Agreement as amended and confirmed hereby shall be entitled to the benefits of the collateral security provided by the Security Documents in accordance with their respective terms.


            Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 2
                                ---------------

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                                     - 5 -


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be duly executed and delivered as of the day and year first above written.



                                       IOWA TELECOMMUNICATIONS SERVICES, INC.


                                    By: /s/ Craig A. Knock
                                       -----------------------------------------
                                       Name: Craig A. Knock
                                       Title:Vice-President, Chief Financial
                                       Officer, & Treasurer


                                       GUARANTORS
                                       ----------

                                       IOWA TELECOM COMMUNICATIONS, INC.


                                    By: /s/ Craig A. Knock
                                       ---------------------------------
                                       Name: Craig A. Knock
                                       Title:Vice-President, Chief Financial
                                       Officer, & Treasurer


                                       IOWA TELECOM DATA SERVICES, L.C.
                                       --------------------------------

                                       Iowa Telecommunications Services, Inc.,
                                       Sole Member


                                    By: /s/ Craig A. Knock
                                       ---------------------------------
                                       Name: Craig A. Knock
                                       Title:Vice-President, Chief Financial
                                       Officer, & Treasurer


                                Amendment No. 2
                                ---------------

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                                     - 6 -


                                       IOWA TELECOM TECHNOLOGIES, LLC

                                       Iowa Telecommunications Services, Inc.,
                                       Sole Member


                                    By: /s/ Craig A. Knock
                                       ---------------------------------
                                       Name: Craig A. Knock
                                       Title:Vice-President, Chief Financial
                                       Officer, & Treasurer


                                       IT COMMUNICATIONS, LLC

                                       Iowa Telecommunications Services, Inc.,
                                       Sole Member


                                    By: /s/ Craig A. Knock
                                       ---------------------------------
                                       Name: Craig A. Knock
                                       Title:Vice-President, Chief Financial
                                       Officer, & Treasurer


                                       BAKER COMMUNICATIONS, INC.

                                    By: /s/ Craig A. Knock
                                       ---------------------------------
                                       Name: Craig A. Knock
                                       Title:Treasurer


                                Amendment No. 2
                                ---------------

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                                     - 7 -

                                       MONTEZUMA MUTUAL TELEPHONE COMPANY


                                    By: /s/ Craig A. Knock
                                       ---------------------------------
                                       Name: Craig A. Knock
                                       Title:Vice-President, Chief Financial
                                       Officer, & Treasurer


                                       IWA HOLDINGS, LLC

                                       Iowa Telecommunications Services, Inc.,
                                       Sole Member

                                    By: /s/ Craig A. Knock
                                       ---------------------------------
                                       Name: Craig A. Knock
                                       Title:Vice-President, Chief Financial
                                       Officer, & Treasurer


                                       IWA SERVICES, LLC

                                       Iowa Telecommunications Services, Inc.,
                                       Sole Member


                                    By: /s/ Craig A. Knock
                                       ---------------------------------
                                       Name: Craig A. Knock
                                       Title:Vice-President, Chief Financial
                                       Officer, & Treasurer



                                Amendment No. 2
                                ---------------

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                                     - 8 -


                                       ADMINISTRATIVE AGENT
                                       --------------------

                                       RURAL TELEPHONE FINANCE
                                       COOPERATIVE, as Administrative Agent

                                    By: /s/ J. Andrew Don
                                       ---------------------------------
                                       Name: J. Andrew Don
                                       Title: Assistant Secretary-Treasurer



                                Amendment No. 2
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